                                   EXHIBIT 24

                               POWERS OF ATTORNEY

    Each person whose signature appears below appoints James R. Riedman and Kenneth E. Wolf, and each of them, his attorney-in-fact and agent, with full power of substitution and resubstitution, to sign and file with the Securities and Exchange Commission any amendments to the Registration Statement (including post-effective amendments), any registration statement permitted under Rule 462(b) under the Securities Act of 1933 and any amendments thereto and to file with the Securities and Exchange Commission one or more supplements to any prospectus included in any of the foregoing, and generally to do anything else necessary or proper in connection therewith.

            SIGNATURE                                  TITLE                              DATE
            ---------                                  -----                              ----
   /s/ James R. Riedman                     Chairman of the Board and Chief          June 9, 2004
-----------------------------------               Executive Officer
         James R. Riedman

  /s/ Richard E. White                                  Director                     June 9, 2004
  ---------------------------------
         Richard E. White

   /s/ Greg A. Tunney                       President, and Director and Chief        June 9, 2004
   --------------------------------                Operating Officer
         Greg A. Tunney

                                          Chief Financial Officer, Secretary and
  /s/ Kenneth E. Wolf                       Treasurer (Principal Financial and       June 9, 2004
  ---------------------------------               Accounting Officer)
         Kenneth E. Wolf

  /s/ Steven M. DePerrior                                 Director                   June 9, 2004
  ---------------------------------
         Steven M. DePerrior

  /s/ Gregory M. Harden                                   Director                   June 9, 2004
  ---------------------------------
         Gregory M. Harden

   /s/ John C. Kratzer                                    Director                   June 9, 2004
   --------------------------------
         John C. Kratzer

   /s/ Wilhelm Pfander                                    Director                   June 9, 2004
   --------------------------------
         Wilhelm Pfander

   /s/ Frederick R. Port                                  Director                   June 9, 2004
   --------------------------------
         Frederick R. Port

   /s/ John M. Robbins                                    Director                   June 9, 2004
   --------------------------------
         John M. Robbins